PROSPECTUS

ENCLOSED

May 1, 2017

This is not part of the prospectus.

THE
ALGER PORTFOLIOS

Prospectus May 1, 2017

	Class	Ticker Symbol
Alger Large Cap Growth Portfolio	I-2	AAGOX
Alger Mid Cap Growth Portfolio	I-2	AMGOX
Alger Small Cap Growth Portfolio	I-2	AASOX

A pooled funding vehicle for:

• qualified pension plans

• qualified retirement plans

• variable annuity contracts

• variable life insurance policies

As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

Table of Contents

THE ALGER PORTFOLIOS
1	Summary Sections
1	Alger Large Cap Growth Portfolio
6	Alger Mid Cap Growth Portfolio
11	Alger Small Cap Growth Portfolio
16	Investment Objective, Principal Investment Strategies and Related Risks
16	Hypothetical Expense Information
17	Additional Information about the Portfolios' Investment Strategies and Investments
21	Management and Organization
23	Shareholder Information
23	Distributor
23	Transfer Agent
23	Net Asset Value
24	Dividends and Distributions
24	Classes of Shares
25	Purchasing and Redeeming Shares
25	Limitations on Excessive Trading
26	Disclosure of Portfolio Holdings
27	Other Information
29	Financial Highlights
Back Cover: For Information

Alger Large Cap Growth Portfolio

Investment Objective

Alger Large Cap Growth Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.71%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.17%
Total Annual Fund Operating Expenses	.88%

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

1 Year	3 Years	5 Years	10 Years
$90	$281	$488	$1,084

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the most

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recent fiscal year, the Portfolio's turnover rate was 249.81% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At March 31, 2017, the market capitalization of the companies in this index ranged from $98.44 million to $786.88 billion.

The Portfolio's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.

The Portfolio can invest in foreign securities.

Principal Risks

Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. By focusing on large capitalization stocks, the Portfolio may underperform funds that invest primarily in the stocks of smaller capitalization companies during periods when the stocks of such companies are in favor. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

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Foreign Securities Risk – the Portfolio's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

The following risks may also apply:

•  Portfolio Turnover Risk – the Portfolio may engage in active trading, which could produce higher transaction costs.

An investment in the Portfolio involves risks. The Portfolio's share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 1000 Growth Index is an index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio's website www.alger.com.

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Annual Total Return for Class I-2 Shares as of December 31 (%)

Best Quarter: Q3 2009 19.95%	Worst Quarter: Q4 2008 -26.75%

Average Annual Total Return as of December 31, 2016

	1 Year	5 Years	10 Years	Since Inception
Class I-2 (Inception 1/6/89)	-0.83%	10.69%	5.99%	10.10%
Russell 1000 Growth Index (reflects no deductions for fees, expenses or taxes)	7.08%	14.50%	8.33%	9.76%

Management

Investment Manager	Portfolio Manager Primarily Responsible for Day-to-Day Management of the Fund's Portfolio

Fred Alger Management, Inc.	Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since September 2001

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Shareholder Information

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

Tax Information

The Portfolio's distributions may be taxable as ordinary income or capital gains. If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Mid Cap Growth Portfolio

Investment Objective

Alger Mid Cap Growth Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.76%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.23%
Total Annual Fund Operating Expenses	.99%

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

1 Year	3 Years	5 Years	10 Years
$101	$315	$547	$1,213

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the most

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recent fiscal year, the Portfolio's turnover rate was 118.99% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Portfolio focuses on mid-size companies that Fred Alger Management, Inc. believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At March 31, 2017, the market capitalization of the companies in these indexes ranged from $98.44 million to $58.16 billion.

The Portfolio's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.

The Portfolio can invest in foreign securities.

Principal Risks

Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

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The following risks may also apply:

•  Mid Cap Securities Risk – there may be greater risk in investing in medium-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

•  Foreign Securities Risk – the Portfolio's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

•  Portfolio Turnover Risk – the Portfolio may engage in active trading, which could produce higher transaction costs.

An investment in the Portfolio involves risks. The Portfolio's share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell Midcap Growth Index is an index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio's website www.alger.com.

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Annual Total Return for Class I-2 Shares as of December 31 (%)

Best Quarter: Q3 2009 19.53%	Worst Quarter: Q4 2008 -32.70%

Average Annual Total Return as of December 31, 2016

	1 Year	5 Years	10 Years	Since Inception
Class I-2 (Inception 5/3/93)	0.97%	11.13%	4.43%	10.11%
Russell Midcap Growth Index (reflects no deductions for fees, expenses or taxes)	7.33%	13.51%	7.83%	9.51%

Management

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Fred Alger Management, Inc.	Ankur Crawford, Ph.D. Senior Vice President, Senior Analyst and Portfolio Manager Since November 2010

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Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Alex Goldman Senior Vice President, Senior Analyst and Portfolio Manager Since February 2013
Teresa McRoberts Senior Vice President Senior Analyst and Portfolio Manager Since February 2015
Christopher R. Walsh, CFA Senior Vice President, Senior Analyst and Portfolio Manager Since February 2013

Shareholder Information

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

Tax Information

The Portfolio's distributions may be taxable as ordinary income or capital gains. If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Alger Small Cap Growth Portfolio

Investment Objective

Alger Small Cap Growth Portfolio seeks long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table does not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If it did, the fees would be higher.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Advisory Fees	.81%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	.20%
Total Annual Fund Operating Expenses	1.01%

Example

The following example, which reflects the shareholder fees and operating expenses listed above, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in Class I-2 shares of the Portfolio for the time periods indicated, that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The example does not reflect fees, expenses, or charges that may be imposed by the separate accounts of life insurance companies or qualified pension or retirement plans. If it did, the expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions you would pay the following expenses whether or not you redeemed your shares at the end of each period:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Portfolio's performance. During the most

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recent fiscal year, the Portfolio's turnover rate was 61.19% of the average value of its portfolio.

Principal Investment Strategy

Fred Alger Management, Inc. believes companies undergoing Positive Dynamic Change offer the best investment opportunities. Positive Dynamic Change refers to companies realizing High Unit Volume Growth or companies undergoing Positive Lifecycle Change. High Unit Volume Growth companies are traditional growth companies experiencing, for example, significantly growing demand or market dominance. Positive Lifecycle Change companies are, for example, companies benefitting from regulatory change, a new product introduction or management change.

The Portfolio focuses on small, fast-growing companies that Fred Alger Management, Inc. believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad-based indexes of small capitalization stocks. At March 31, 2017, the market capitalization of the companies in these indexes ranged from $6.39 million to $13.24 billion.

The Portfolio's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, the Portfolio may engage in active trading of portfolio securities.

Principal Risks

Equity Securities Risk – As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. The Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, the Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks Risk – Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in the Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

The following risks may also apply:

•  Small Cap Securities Risk – there may be greater risk in investing in smaller, less seasoned companies rather than larger, more established companies due to such

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factors as inexperienced management and limited product lines or financial resources. It may also be difficult or impossible to liquidate a security position at a time and price acceptable to the Portfolio because of the potentially less frequent trading of stocks of smaller market capitalization.

•  Foreign Securities Risk – the Portfolio's performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

An investment in the Portfolio involves risks. The Portfolio's share price may go down, which means you could lose money. An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance

The following bar chart and the table beneath it provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year and by showing how the Portfolio's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. The Russell 2000 Growth Index is an index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation. The performance numbers do not reflect fees, expenses, or charges that may be imposed by qualified pension or retirement plans or under variable annuity contracts or variable life insurance policies. If they did, the performance numbers would be lower. Remember that the Portfolio's past performance is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Portfolio's website www.alger.com.

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Annual Total Return for Class I-2 Shares as of December 31 (%)

Best Quarter: Q2 2009 20.78%	Worst Quarter: Q4 2008 -27.89%

Average Annual Total Return as of December 31, 2016

	1 Year	5 Years	10 Years	Since Inception
Class I-2 (Inception 9/21/88)	6.24%	9.28%	5.58%	9.45%
Russell 2000 Growth Index (reflects no deductions for fees, expenses or taxes)	11.32%	13.74%	7.76%	8.00%

Management

Investment Manager	Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of the Fund's Portfolio
Fred Alger Management, Inc.	Amy Y. Zhang, CFA Senior Vice President and Portfolio Manager Since February 2015
Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2016

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Shareholder Information

Purchasing and Redeeming Shares

Because the Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension or retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

Tax Information

The Portfolio's distributions may be taxable as ordinary income or capital gains. If you have invested through the separate account of a life insurance company or through a qualified pension or retirement plan, please consult the Prospectus or other information provided to you by your participating life insurance company or qualified pension or retirement plan regarding the federal income taxation of your policy or plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment.

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Investment Objective, Principal Investment Strategies and Related Risks

The investment objective, principal strategy and primary risks of each Portfolio are discussed individually below. Each Portfolio has adopted a policy to invest at least 80% of its assets in specified securities appropriate to its name and to provide shareholders with at least 60 days' prior notice of any change with respect to this policy. Each Portfolio's investment objective may be changed by the Board of Trustees without shareholder approval. A Portfolio will provide its shareholders with at least 60 days' prior notice of any change to its investment objective.

Hypothetical Expense Information

Hypothetical investment and expense information, which is not required to be included in this Prospectus by the Securities and Exchange Commission, is presented in the chart below. This information is intended to reflect the annual and cumulative effect of a Portfolio's expenses, including investment advisory fees and other Portfolio costs, on each Portfolio's total return over a 10-year period. The example assumes the following:

•  You invest $10,000 in the Portfolio and hold it for the entire 10-year period; and

•  Your investment has a 5% return before expenses each year.

There is no assurance that the stated annual expense ratio will be the expense ratio for any Portfolio classes for any of the years shown. To the extent that the Manager and any of its affiliates make any fee waivers and/or expense reimbursements pursuant to a voluntary or other contractual arrangement, your actual expenses may be less. This is only a hypothetical presentation made to illustrate what expenses would be under the above scenarios. Your actual expenses are likely to differ (higher or lower) from those shown below.

Alger Large Cap Growth Portfolio

Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.12%	8.41%	12.88%	17.53%	22.37%	27.41%	32.66%	38.13%	43.82%	49.74%
End Investment Balance	$10,412	$10,841	$11,288	$11,753	$12,237	$12,741	$13,266	$13,813	$14,382	$14,974
Annual Expense	$90	$94	$97	$101	$106	$110	$114	$119	$124	$129

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Alger Mid Cap Growth Portfolio

Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%	0.99%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	4.01%	8.18%	12.52%	17.03%	21.72%	26.60%	31.68%	36.96%	42.45%	48.17%
End Investment Balance	$10,401	$10,818	$11,252	$11,703	$12,172	$12,660	$13,168	$13,696	$14,245	$14,817
Annual Expense	$101	$105	$109	$114	$118	$123	$128	$133	$138	$144

Alger Small Cap Growth Portfolio

Class I-2	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10
Expense Ratio	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%	1.01%
Cumulative Gross Return	5.00%	10.25%	15.76%	21.55%	27.63%	34.01%	40.71%	47.75%	55.13%	62.89%
Cumulative Net Return	3.99%	8.14%	12.45%	16.94%	21.61%	26.46%	31.50%	36.75%	42.21%	47.88%
End Investment Balance	$10,399	$10,814	$11,245	$11,694	$12,161	$12,646	$13,150	$13,675	$14,221	$14,788
Annual Expense	$103	$107	$111	$116	$120	$125	$130	$135	$141	$146

Additional Information About the Portfolios' Investment
Strategies and Investments

Investment Objectives

Each Portfolio seeks long-term capital appreciation.

Principal Investment Strategies and Related Risks

Each Portfolio invests primarily in equity securities. Each Portfolio's investments in equity securities are primarily in common or preferred stocks, but its equity investments also may include securities convertible into or exchangeable for equity securities (including warrants and rights) and depositary receipts. Each Portfolio invests primarily in companies whose securities are traded on U.S. exchanges or in the over-the-counter market. Each Portfolio's equity investments are primarily in "growth" stocks. The Portfolios' manager, Fred Alger Management, Inc. ("Alger Management" or the "Manager"), believes that these companies tend to fall into one of two categories:

•  High Unit Volume Growth

Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, exercising market dominance, offering new or improved products, or simply fulfilling an increased demand for an existing product line.

•  Positive Life Cycle Change

Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; regulatory change; or merger and acquisition.

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Each Portfolio must take into account a company's market capitalization when considering it for investment. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

Each Portfolio's portfolio manager(s) may sell a stock when it reaches a target price, it fails to perform as expected, or other opportunities appear more attractive. As a result of this disciplined investment process, each Portfolio may engage in active trading of portfolio securities. If a Portfolio does trade in this way, it may incur increased transaction costs and brokerage commissions, both of which can lower the actual return on an investment. Active trading may also increase short-term gains and losses, which may affect the taxes a shareholder has to pay.

Each Portfolio may, but is not required to, purchase put and call options and sell (write) covered put and call options on securities and securities indexes to seek to increase gain or to hedge against the risk of unfavorable price movements.

Each Portfolio may invest up to 20% of the value of its total assets in foreign securities.

There may be additional risks applicable to a specific Portfolio because of its investment approach.

To the extent that a Portfolio invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should also read that information carefully.

Alger Large Cap Growth Portfolio

The Portfolio focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks.

Alger Mid Cap Growth Portfolio

Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks.

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Alger Small Cap Growth Portfolio

The Portfolio focuses on small, fast-growing companies that the Manager believes offer innovative products, services or technologies to a rapidly expanding marketplace. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad-based indexes of small capitalization stocks.

Portfolio Investments

Except as may be otherwise noted, the following apply to each Portfolio.

Equity Securities

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. Each Portfolio's price per share will fluctuate due to changes in the market prices of its investments. Also, a Portfolio's investments may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Growth Stocks

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. An investment in a Portfolio may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Investing in Mid Cap or Small Cap Companies

There is a possibility of greater risk by investing in medium-capitalization or small-capitalization companies rather than larger, more established companies due to such factors as inexperienced management and limited product lines or financial resources. In addition, it may be difficult or impossible to liquidate a security position at a time and price acceptable to a Portfolio because of the potentially less frequent trading of stocks of medium market capitalization or smaller market capitalization.

Leverage

Alger Capital Appreciation Portfolio and Alger SMid Cap Growth Portfolio can leverage, that is, borrow money to buy additional securities. By borrowing money, the Portfolios have the potential to increase their returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed. There is a risk that the cost of borrowing money to leverage may exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Portfolio's net asset value could decrease more quickly than if it had not borrowed.

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Mortgage-Backed and Asset-Backed Securities

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a Portfolio that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Portfolio because the Portfolio will have to reinvest that money at the lower prevailing interest rates.

Foreign Securities

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks. There may be less stringent government supervision and oversight of foreign markets than in the United States. There may be less corporate financial information publicly available, less stringent investor protection and disclosure standards, and differing auditing and legal standards.

Illiquid and Restricted Securities

Each Portfolio may invest in restricted securities (i.e., securities which are subject to legal or contractual restrictions on their resale), including restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. A Portfolio may not invest more than 15% of its net assets in "illiquid" securities, which include certain restricted securities, including private equity securities, other securities for which there is no readily available market and repurchase agreements with maturities of greater than seven days; however, restricted securities that are determined by the Board of Trustees to be liquid are not subject to this limitation.

Securities Lending

Each Portfolio may lend portfolio securities to brokers, dealers and other financial organizations. Loans of securities by a Portfolio, if and when made, may not exceed 33-1/3% of the Portfolio's total assets including all collateral on such loans, less liabilities exclusive of the obligation to return such collateral, and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Portfolio will not lend securities to Alger Management or its affiliates.

U.S. Government Securities

U.S. Government Securities are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and

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differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

Portfolio Turnover Risk

The Portfolio may engage in active trading, which could produce higher transaction costs and taxable distributions.

Temporary Defensive and Interim Investments

In times of adverse or unstable market, economic or political conditions, each Portfolio may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Portfolio's assets from a temporary unacceptable risk of loss, rather than directly to promote the Portfolio's investment objective. The Portfolio may also hold these types of securities pending the investment of proceeds from the sale of portfolio securities to meet anticipated redemptions of Portfolio shares. The Portfolio may not achieve its objective while in a temporary defensive or interim position.

Other securities the Portfolios may invest in, along with certain risks, are discussed in the Portfolios' Statement of Additional Information (see back cover of this Prospectus).

Management and Organization

Manager

Fred Alger Management, Inc.
360 Park Avenue South
New York, NY 10010

The Manager has been an investment adviser since 1964, and manages investments totaling (at December 31, 2016) approximately $13.5 billion in mutual fund assets as well as $5.7 billion in other assets. The Manager makes investment decisions for the Portfolios and continuously reviews their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees of The Alger Portfolios (the "Fund"). A discussion of the Trustees' basis for the approval of the investment advisory agreement between the Fund, on behalf of each Portfolio, and the Manager is available in the Fund's annual report to shareholders for its most recent December 31 fiscal year end. The Portfolios pay the Manager advisory fees at the following annual rates based on a percentage of average daily net assets: Alger Large Cap Growth Portfolio – .71% for assets up to $1 billion and .60% for assets in excess of $1 billion; Alger Mid Cap Growth Portfolio – .76% for assets up to $1 billion

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and .70% for assets in excess of $1 billion; Alger Small Cap Growth Portfolio – .81% for assets up to $1 billion and .75% for assets in excess of $1 billion.

Portfolio Managers Jointly and Primarily Responsible for Day-to-Day Management of Portfolio Investments

Portfolio	Portfolio Manager(s)	Since
Alger Large Cap Growth Portfolio	Dan C. Chung, CFA	September 2001
Alger Mid Cap Growth Portfolio	Ankur Crawford, Ph.D. Alex Goldman Teresa McRoberts Christopher R. Walsh, CFA	November 2010 February 2013 February 2015 February 2013
Alger Small Cap Growth Portfolio	Amy Y. Zhang, CFA Dan C. Chung, CFA	February 2015 January 2016

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Portfolio(s) that they manage.

•  Mr. Chung has been employed by the Manager since 1994. He became a portfolio manager in 2000, Chief Investment Officer in 2001, President in 2003, and Chief Executive Officer in 2006.

•  Ms. Crawford has been employed by the Manager since 2004. She became a portfolio manager, a Senior Vice President, and a Senior Analyst in 2010. She served as a Vice President and an Analyst from 2007 to 2010.

•  Mr. Goldman has been employed by the Manager since 2011. He became a Senior Vice President, Senior Analyst and a portfolio manager in 2013. He served as a Vice President and Analyst from 2011 through 2013. Prior to joining the Manager, he was a Research Analyst at Castlerock Management from 2006 to 2011.

•  Ms. McRoberts has been employed by the Manager since 2015 as a Senior Vice President, Senior Analyst and Portfolio Manager. Prior to joining the Manager, she was a founder and partner of Bienville Health Science Partners, LP from September 2013 to January 2015. Ms. McRoberts was self-employed from November 2009 to September 2013.

•  Mr. Walsh has been employed by the Manager since 2001. He became a portfolio manager and a Senior Analyst in 2007, and a Senior Vice President in 2008.

•  Ms. Zhang has been employed by the Manager since 2015 as a Senior Vice President and Portfolio Manager. Prior to joining the Manager, she was a Managing Director and Senior Portfolio Manager at Brown Capital Management, Inc. from 2002 to 2015.

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Administrator

Pursuant to a separate Fund Administration Agreement, the Manager also provides administrative services to each Portfolio, including, but not limited to: providing office space, telephone, office equipment and supplies; authorizing expenditures and approving bills for payment on behalf of the Portfolio; supervising preparation of periodic shareholder reports, notices and other shareholder communications; supervising the daily pricing of the Portfolio's investment portfolio and the publication of the net asset value of the Portfolio's shares, earnings reports and other financial data; monitoring relationships with organizations providing services to the Fund, including the Portfolio's custodian, transfer agent and printers; providing trading desk facilities for the Portfolio; and supervising compliance by the Portfolio with recordkeeping and periodic reporting requirements under the Investment Company Act of 1940, as amended. Each Portfolio pays the Manager an administrative fee at the annual rate of 0.0275% of the Portfolio's average daily net assets.

Shareholder Information

Distributor

Fred Alger & Company, Incorporated
360 Park Avenue South
New York, NY 10010

Transfer Agent

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

Net Asset Value

The value of one share is its "net asset value," or NAV. The NAV for a Portfolio is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange ("NYSE") is open. Generally, the NYSE is closed on weekends and national holidays listed in the Statement of Additional Information. It may close on other days from time to time.

Each Portfolio generally values its assets on the basis of market quotations or, where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. Short-term money market instruments held by a Portfolio are valued on the basis of amortized cost.

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In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by a Portfolio. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the NYSE, and the Manager believes that such event has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

NAV (net asset value) of a class of shares is computed by adding together the value allocable to the class of the Portfolio's investments plus cash and other assets, subtracting the applicable liabilities and then dividing the result by the number of outstanding shares of the class.

Dividends and Distributions

Each Portfolio declares and pays dividends and distributions annually. Each Portfolio expects that these annual payments to shareholders will consist of both capital gains and net investment income.

Federal income taxation of separate accounts of insurance companies, variable annuity contracts and variable life insurance contracts is discussed in the prospectuses of participating insurance companies. Generally, distributions by a Portfolio will not be taxable to holders of variable annuity contracts or variable life insurance policies if the insurance company separate accounts to which those distributions are made meet certain requirements, including certain diversification requirements that the Portfolio has undertaken to meet, under the Internal Revenue Code. Participants in qualified pension and retirement plans ordinarily will not be subject to taxation on dividends from net investment income and distributions from net realized capital gains until they receive a distribution from their plan account. Generally, distributions from plan accounts are taxable as ordinary income at the rate applicable to each participant at the time of distribution. In certain cases, distributions made to a participant prior to the participant's reaching age 59-1/2 are subject to a penalty tax equivalent to 10% of the distributed amount, in addition to the ordinary income tax payable on such amount.

Because everyone's tax situation is unique, you should see a tax advisor about federal, state and local tax consequences of investing in a Portfolio.

Classes of Shares

Each Portfolio offers Class I-2 Shares. Each of Alger Large Cap Growth Portfolio and Alger Mid Cap Growth Portfolio also offers a second class of shares, Class S Shares. Only Class I-2 Shares are offered in this Prospectus. Both classes are offered only to

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separate accounts of insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies and to qualified pension and retirement plans. The classes differ primarily in that Class S Shares are subject to a distribution and shareholder servicing fee, while Class I-2 Shares are not.

Purchasing and Redeeming Shares

Because each Portfolio is an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of life insurance companies, as well as qualified pension and retirement plans, an individual cannot invest in the Portfolio directly, but may do so only through one of these sources. The Portfolio's shares are held in the names of the separate accounts and plans. The minimum initial investment for the separate accounts and plans is generally $500,000.

Shares of a Portfolio can be purchased or redeemed on any day the NYSE is open. Orders will be processed at the NAV next calculated after the purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Portfolio will issue a redemption check within seven days after the Transfer Agent accepts a redemption request. Payment may be postponed in cases where the SEC declares an emergency or normal trading is halted. The Transfer Agent or the Portfolio may reject any purchase order.

Limitations on Excessive Trading

Each Portfolio invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Portfolio prices its portfolio securities and determines NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Portfolios recognize that in certain circumstances active in-and-out trading by Portfolio shareholders, for whatever reason implemented (including the perception that portfolios that invest primarily in securities of small capitalization and medium capitalization issuers may provide greater arbitrage opportunities because they are less liquid than securities of larger capitalization issuers), may be attempted and may, if carried out on a large scale, impose burdens on the Portfolio's portfolio manager(s), interfere with the efficient management of the Portfolio, increase the Portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the Portfolio and its other shareholders. The Portfolios therefore discourage market timing, and to the extent possible monitor for market timing patterns in the Portfolios.

The Board of Trustees has adopted policies and procedures to discourage frequent trading in Portfolio shares. These policies and procedures allow a Portfolio to reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in shares of a Portfolio or shares of other funds sponsored by the Manager that is detrimental to the Portfolio involved.

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In order to detect significant market timing, the Manager, in accordance with policies and procedures approved by the Trustees, will, among other things, seek to monitor overall subscription, redemption and exchange activity, and isolate significant daily activity to determine if there appears to be market timing activity in an individual Portfolio. The Portfolios might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts (in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, and which are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators) or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts. The Manager attempts to monitor these activities in omnibus accounts and will contract with entities that hold omnibus accounts with the Portfolios to seek to discourage, detect and prevent market timing and active trading. For these and other reasons, there is no guarantee that the Portfolios' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful.

Disclosure of Portfolio Holdings

The Board of Trustees has adopted policies and procedures relating to disclosure of each Portfolio's securities holdings. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolios.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Portfolios' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolios) are acceptable.

The Portfolios' full holdings are made available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Portfolios' fiscal quarter.

In addition, the Portfolios make publicly available their respective month-end top 10 holdings with a 10 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

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In accordance with the foregoing, the Portfolios provide portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Portfolios will communicate with these third parties to confirm that they understand the Portfolios' policies and procedures regarding such disclosure. This agreement must be approved by the Portfolios' Chief Compliance Officer, President, Secretary or Assistant Secretary.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Portfolio's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

In addition to material the Portfolios routinely provide to shareholders, the Manager may, upon request, make additional statistical information available regarding the Alger Family of Funds. Such information will include, but not be limited to, relative weightings and characteristics of a Portfolio's portfolio versus its peers or an index (such as P/E (or price to book) ratio), EPS forecasts, alpha, beta, capture ratio, maximum drawdown, standard deviation, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, return on equity statistics, geographic analysis, number of holdings, month-end top ten contributors to and detractors from performance, breakdown of High Unit Volume Growth holdings vs. Positive Lifecycle Change holdings, portfolio turnover, and requests of a similar nature. Please contact the Portfolios at (800) 992-3863 to obtain such information.

Other Information

A Portfolio may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Portfolio owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash. If a Portfolio pays large redemptions in cash, these transactions may increase the Portfolio's transaction costs and detract from the Portfolio's performance. Large purchases pose similar risks.

Shares may be worth more or less when you redeem them than they were at the time you bought them.

The Portfolio and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Portfolio and the Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in a Portfolio through an administrator or trustee that maintains a master or

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"omnibus" account with the Portfolio for trading on behalf of retirement plans and their participants, the administrator may apply limitations of its own on participant transactions. These limitations may be more or less restrictive than the limitations imposed by the Portfolio. Consult with your administrator to determine what purchase and redemption limitations may be applicable to your transactions in Portfolio shares through your retirement plan.

From time to time the Distributor, at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in a Portfolio, in an amount up to 1% of the value of those investments. The Distributor may also from time to time, at its expense from its own resources, make payments to financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Portfolio assets or 0.50% annually of Portfolio sales attributable to that financial intermediary. The Distributor determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors the Distributor deems relevant. Factors considered by the Distributor generally include the financial intermediary's reputation, ability to attract and retain assets for the Portfolio, expertise in distributing a particular class of shares of the Portfolio, entry into target markets, and/or quality of service. In addition, the Distributor may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of the Distributor. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Portfolio or the amount of proceeds received by a Portfolio on the sale of shares.

Redemptions by the Portfolios. If your account has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below the minimum initial investment amount for three consecutive months as a result of redemptions or exchanges (excluding Trust-sponsored retirement accounts), the Portfolio may redeem all your Portfolio shares within your account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to the minimum initial investment amount.

Each Portfolio and its agents reserve the right at any time to:

Reject or cancel all or any part of any purchase or exchange order (when an exchange request in respect of Portfolio shares is rejected, such shares may be redeemed from the Portfolio on request of the shareholder);

Suspend, change or withdraw all or any part of the offering made by this Prospectus.

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Financial Highlights

The financial highlights tables are intended to help you understand each Portfolio's financial performance for the periods shown. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The information in the table has been audited by Deloitte & Touche LLP, each Portfolio's independent registered public accounting firm, whose report, along with each Portfolio's financial statements, is included in the Annual Report, which is available upon request.

Note that the Portfolios' financial highlights do not reflect charges and deductions which are, or may be, imposed under variable annuity contracts, variable life insurance policies, or pension or retirement plans. Such charges and deductions are described in the Prospectus for the contract or policy accompanying this Prospectus or in the plan documents.

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The Alger Portfolios Financial Highlights for a share outstanding throughout the period

Alger Large Cap Growth Portfolio Class I-2

	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/12
Net asset value, beginning of period	$53.26	$58.75	$62.80	$46.82	$43.13
Income from Investment Operations:
Net investment income (i)	0.01	0.08	0.04	0.19	0.59
Net realized and unrealized gain (loss) on investments	(0.45)	1.04	6.91	16.23	3.65
Total from investment operations	(0.44)	1.12	6.95	16.42	4.24
Dividends from net investment income	—	—	(0.11)	(0.44)	(0.55)
Distributions from net realized gains	(0.19)	(6.61)	(10.89)	—	—
Net asset value, end of period	$52.63	$53.26	$58.75	$62.80	$46.82
Total return	(0.83)%	1.72%	10.99%	35.08%	9.87%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$236,518	$282,390	$308,933	$312,953	$277,121
Ratio of gross expenses to average net assets	—	0.86%	0.86%	0.88%	0.87%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	0.88%	0.86%	0.86%	0.88%	0.87%
Ratio of net investment income (loss) to average net assets	0.03%	0.13%	0.07%	0.35%	1.28%
Portfolio turnover rate	249.81%	239.46%	230.73%	220.66%	154.11%

(i)  Amount was computed based on average shares outstanding during the period.

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The Alger Portfolios Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio Class I-2

	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/12
Net asset value, beginning of period	$19.51	$19.82	$18.35	$13.55	$11.66
Income from Investment Operations:
Net investment income (loss) (i)	0.02	(0.07)	(0.02)	(0.01)	0.03
Net realized and unrealized gain (loss) on investments	0.17	(0.24)	1.49	4.86	1.86
Total from investment operations	0.19	(0.31)	1.47	4.85	1.89
Dividends from net investment income	—	—	—	(0.05)	—
Net asset value, end of period	$19.70	$19.51	$19.82	$18.35	$13.55
Total return	0.97%	(1.56)%	8.01%	35.84%	16.21%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$115,818	$131,593	$150,219	$158,172	$131,230
Ratio of gross expenses to average net assets	—	0.96%	1.04%	1.04%	1.03%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	0.99%	0.96%	1.04%	1.04%	1.03%
Ratio of net investment income (loss) to average net assets	0.10%	(0.33)%	(0.12)%	(0.07)%	0.25%
Portfolio turnover rate	118.99%	116.84%	187.96%	165.86%	227.21%

(i)  Amount was computed based on average shares outstanding during the period.

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The Alger Portfolios Financial Highlights for a share outstanding throughout the period

Alger Small Cap Growth Portfolio Class I-2

	Year ended 12/31/16	Year ended 12/31/15	Year ended 12/31/14	Year ended 12/31/13	Year ended 12/31/12
Net asset value, beginning of period	$20.47	$29.76	$32.64	$27.78	$31.03
Income from Investment Operations:
Net investment income (loss) (i)	(0.05)	(0.17)	(0.14)	(0.13)	0.02
Net realized and unrealized gain (loss) on investments	1.34	(0.74)	0.27	9.52	3.72
Total from investment operations	1.29	(0.91)	0.13	9.39	3.74
Distributions from net realized gains	(3.00)	(8.38)	(3.01)	(4.53)	(5.20)
Return of capital	—	—	—	—	(1.79)
Net asset value, end of period	$18.76	$20.47	$29.76	$32.64	$27.78
Total return	6.24%	(3.32)%	0.44%	34.26%	12.50%
Ratios/Supplemental Data:
Net assets, end of period (000's omitted)	$181,731	$199,694	$372,531	$515,223	$447,722
Ratio of gross expenses to average net assets	—	0.96%	0.96%	0.95%	0.96%
Ratio of expense reimbursements to average net assets	—	—	—	—	—
Ratio of net expenses to average net assets	1.01%	0.96%	0.96%	0.95%	0.96%
Ratio of net investment income (loss) to average net assets	(0.27)%	(0.55)%	(0.43)%	(0.39)%	0.07%
Portfolio turnover rate	61.19%	125.02%	93.84%	78.65%	83.35%

(i)  Amount was computed based on average shares outstanding during the period.

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NOTES:

NOTES:

NOTES:

For Information:

By Telephone:  (800) 992-3863

By Mail:  Boston Financial Data Services, Inc.
Attn: The Alger Portfolios
P.O. Box 8480
Boston, MA 02266-8480

Statement of Additional Information

For more detailed information about each Portfolio and its policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Portfolios' toll-free number, at the Portfolios' website at http://www. alger.com or by writing to the address above. The Statement of Additional Information is on file with the SEC.

Annual and Semi-Annual Reports

Additional information about each Portfolio's investments is available in the Portfolios' annual and semi-annual reports (when available) to shareholders. In the Portfolios' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during the period covered by the report. You can receive free copies of these reports, and make inquiries of the Portfolio, by calling the Portfolios' toll-free number, at the Portfolios' website at http://www. alger.com or by writing to the address above.

Another way you can review and copy Portfolio documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520. Information on the operation of the Public Reference Room is available by calling (202) 551-8090. Portfolio documents are also available on the EDGAR database on the SEC's internet site at http://www.sec.gov.

Quarterly Fund Holdings

The Portfolios' most recent month end portfolio holdings are available approximately sixty days after month end on the Portfolios' website at www.alger.com. Each Portfolio also files its complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the SEC's website at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Portfolios by calling (800) 992-3863.

Distributor: Fred Alger & Company, Incorporated

The Alger Portfolios  SEC File #811-5550

This is not part of the prospectus.

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